Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT, JOINDER AND EXTENSION AGREEMENT

THIS AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT, JOINDER AND EXTENSION AGREEMENT (this “Amendment”), dated as of October 19, 2018, is entered into by and among ENERGY TRANSFER PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), SUNOCO LOGISTICS PARTNERS OPERATIONS L.P., a Delaware limited partnership (the “Guarantor”), the Lenders (as defined below) party hereto constituting the Majority Lenders, the Lenders party hereto constituting the Consenting Lenders (as defined below), the Joining Lender (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

WITNESSETH

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to a 364-Day Credit Agreement, dated as of December 1, 2017 (as amended, restated, supplemented or otherwise modified prior to the Amendment No. 1 Effective Date (as defined below), the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by the amendments set forth in Section 2 of this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement, with such amendments becoming effective on the Amendment No. 1 Effective Date;

WHEREAS, the Borrower desires to extend the Maturity Date for a period of 364 days, such extension to be effective as of the First Extension Effective Date (as defined below);

WHEREAS, each Lender party hereto as a “Consenting Lender” (including, for the avoidance of doubt, the Joining Lender) is willing to extend the Existing Maturity Date applicable to it by 364 days on the First Extension Effective Date, subject to the terms and conditions set forth in the Credit Agreement and below;

WHEREAS, BMO Harris Bank N.A. (the “Joining Lender”) desires to join the Credit Agreement as a Lender, and certain Lenders desire to assign a portion of their Commitments to the Joining Lender (the Commitment of the Joining Lender after such assignments, the “Joining Lender Commitment”), each on the First Extension Effective Date, as more specifically detailed on Annex I attached hereto; and

WHEREAS, the Lenders party hereto constituting Majority Lenders (including all Consenting Lenders as of the Amendment No. 1 Effective Date) and the Administrative Agent have agreed to amend the Existing Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

Section 2.    Amendment No. 1 Effective Date Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, on the Amendment No. 1 Effective Date, the Existing Credit Agreement shall be amended as follows:

(a)    Section 2.12(a) of the Existing Credit Agreement shall be amended and restated in its entirety to read in full as follows:

“(a)     Subject to the remaining terms and provisions of this Section 2.12, the Borrower shall have the option to, no more than three (3) times, extend the Maturity Date for a period of 364 days (each such option shall be referred to herein as an “Extension Option”). In connection with the Extension Option, the Borrower may, by written notice to the Administrative Agent (a “Notice of Extension”), not later than 30 days prior to the then effective Maturity Date, advise the Lenders that it requests an extension of the then effective Maturity Date (such then effective Maturity Date being the “Existing Maturity Date”) by 364 days, effective on the Existing Maturity Date. The Administrative Agent will promptly, and in any event within five Business Days of the receipt of any such Notice of Extension, notify the Lenders of the contents of each such Notice of Extension.”

(b)    Section 2.12(c) of the Existing Credit Agreement shall be amended and restated in its entirety to read in full as follows:

“(c)     In the event a Notice of Extension is given to the Administrative Agent as provided in Section 2.12(a) and the Administrative Agent notifies a Lender of the contents thereof, such Lender shall, on or before the day that is 15 days following the date of Administrative Agent’s receipt of said Notice of Extension, advise the Administrative Agent in writing whether or not such Lender consents to the extension requested thereby and if any Lender fails so to advise the Administrative Agent, such Lender shall be deemed to have not consented to such extension. If the Majority Lenders so consent (the “Consenting Lenders”) to such extension, which consent may be withheld in their sole and absolute discretion, the Maturity Date and the Commitments of the Consenting Lenders shall be automatically extended to the date that is 364 days after the Existing Maturity Date (the “Extended Maturity Date”) and the Maturity Date as to any and all Lenders who have not consented (the “Non-Consenting Lenders”) shall remain as the Existing Maturity Date, subject to Section 2.12(d). The Administrative Agent shall promptly notify the Borrower and all of the Lenders of each written notice of consent given pursuant to this Section 2.12(c).”

Section 3.    Conditions to Amendment No. 1 Effective Date. The amendments to the Existing Credit Agreement set forth in Section 2 of this Amendment shall become effective on the date on which the following conditions have been met (such date, the “Amendment No. 1 Effective Date”):

(a)    counterparts of this Amendment (including by facsimile or other electronic transmission), duly executed by the Borrower, the Guarantor, the Administrative Agent and the Lenders which constitute Majority Lenders (including each Consenting Lender as of the Amendment No. 1 Effective Date) have been delivered to the Administrative Agent;

(b)     all fees required to be paid on the Amendment No. 1 Effective Date (including fees required to be paid pursuant to those certain Fee Letters, each dated September 26, 2018 and by and among the Borrower, the Administrative Agent and the other parties thereto), and all reasonable and documented out-of-pocket expenses required to be reimbursed in accordance with the Credit Agreement for which invoices have been presented to Borrower (including the reasonable and documented out-of-pocket fees and expenses of legal counsel to the Administrative Agent) prior to the Amendment No. 1 Effective Date have been paid by the Borrower; and

(c)    on or substantially simultaneously with the occurrence of the Amendment No. 1 Effective Date, the “Increase Effective Date”, as defined in that certain Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement dated as of the date hereof, by and among the Borrower, Wells Fargo Bank, National Association, as administrative agent for the lenders under the Five-Year Credit Agreement, the lenders under the Five-Year Credit Agreement party thereto and the other parties thereto, shall have occurred.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 1 Effective Date, and such notice shall be conclusive and binding.

Section 4.    Extension of Maturity Date; Joinder of the Joining Lender.

(a)    Pursuant to Section 2.12 of the Credit Agreement, as of the Amendment No. 1 Effective Date, the Borrower notifies the Administrative Agent of its intention to exercise an Extension Option (the “First Extension”) to extend the Existing Maturity Date for a period of 364 days to November 29, 2019, such Extension Option to become effective on November 30, 2018 (the “First Extension Effective Date”). This Amendment shall serve as a “Notice of Extension” referenced in Section 2.12(b) of the Credit Agreement, and the Borrower agrees that the Notice of Extension pursuant to this Amendment (i) is irrevocable and (ii) constitutes a representation by the Borrower that (A) no Event of Default or Default has occurred and is continuing and (B) the representations and warranties contained in Article V of the Credit Agreement are correct in all material respects (except to the extent that any such representation or warranty is qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of the Amendment No. 1 Effective Date, as though made on and as of such date (unless any representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall be correct in all material respects as of such earlier date (except to the extent that any such representation or warranty is qualified by materiality, in which case such representations and warranties shall be true and correct in all respects)).

(b)    The Joining Lender will become a Lender pursuant to the Credit Agreement in connection with the First Extension. The Joining Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06(b) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (iii) from and after the First Extension Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Joining Lender Commitment shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment, (v) it has, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment, and (vi) it has provided the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Joining Lender; and (b) agrees that (i) it will, independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with the terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. The Administrative Agent, the Borrower, and each Lender assigning Commitments to the Joining Lender pursuant to this Amendment hereby agree that this Amendment constitutes an “Assignment and Assumption” pursuant to Section 10.06(b)(iv) of the Credit Agreement and the Administrative Agent hereby waives any processing and recordation fee payable pursuant to Section 10.06(b)(iv) of the Credit Agreement.

(c)    The Lenders party hereto as Consenting Lenders (including, for the avoidance of doubt, the Joining Lender) and constituting at least the Majority Lenders so consent to the First Extension to be effective on the First Extension Effective Date. On the First Extension Effective Date:

(i)    Schedule 1 of the Credit Agreement shall be amended and restated in its entirety as attached hereto as Annex I; and

(ii)    the Existing Maturity Date and the Commitments of the Consenting Lenders shall be automatically extended for a period of 364 days to November 29, 2019, while the Existing Maturity Date of the Non-Consenting Lenders shall remain unchanged, and the Commitments of the Non-Consenting Lenders shall terminate on their respective Existing Maturity Date and all Loans of such Non-Consenting Lender shall be fully repaid, all as contemplated by Section 2.12(e) of the Credit Agreement, subject in all respects to the rights of the Borrower under Section 2.12(d) of the Credit Agreement.

(d)    For the avoidance of doubt, the First Extension constitutes an “Extension Option” referenced in Section 2.12 of the Credit Agreement, and as of the First Extension Effective Date, after giving effect to the First Extension, the Borrower may exercise no more than two (2) additional Extension Options pursuant to Section 2.12 of the Credit Agreement. This Amendment constitutes written notice to the Borrower and all of the Lenders of all consents given pursuant to the Credit Agreement with respect to this First Extension.

Section 5.    First Extension Effective Date Adjustment. Upon the occurrence of the First Extension Effective Date, (a) each Lender that holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to the First Extension) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender that holds Loans in an aggregate amount greater than its Applicable Percentage (after giving effect to the First Extension) of all Loans, and (b) such other adjustments shall be made as the Administrative Agent shall specify so that each Lender’s Loans shall not exceed such Lender’s Commitment (after giving effect to the First Extension).

Section 6.    Ratification and Affirmation. Each of the Borrower and the Guarantor hereby (i) acknowledges the terms of this Amendment and (ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein.

Section 7.    Representations and Warranties. Each of the Borrower and the Guarantor hereby represents and warrants to the Administrative Agent and the Lenders that (i) it has duly taken all action necessary to authorize the execution and delivery by it of this Amendment and to authorize the consummation of the transactions contemplated hereby and the performance of its obligations hereunder and (ii) this Amendment, when duly executed and delivered, will be a legal, valid and binding obligation of the Borrower or the Guarantor, as applicable, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights.

Section 8.    Effect of Amendment. From and after the Amendment No. 1 Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the “Credit Agreement” in the Loan Documents and any and all other agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement.

Section 9.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 10.14(b), (c) and (d) of the Existing Credit Agreement are hereby incorporated by reference, mutatis mutandis.

Section 10.    Miscellaneous. Section 10.10 (Counterparts; Integration; Effectiveness), Section 10.12 (Severability), and Section 10.15 (Waiver of Jury Trial) of the Existing Credit Agreement are hereby incorporated by reference, mutatis mutandis.

Section 11.    No Waiver; Loan Document. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment (or any provision hereof) shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall be, and shall be construed and administered as, a Loan Document under the Credit Agreement.

Section 12.    Successors and Assigns. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ENERGY TRANSFER PARTNERS, L.P.

By:	Energy Transfer Partners GP, L.P.,
its general partner

By:	Energy Transfer Partners, L.L.C.,
its general partner

By:	/s/ Thomas E. Long
Name:	Thomas E. Long
Title:	Chief Financial Officer

GUARANTOR:

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

By:	Sunoco Logistics Partners GP LLC

By:	/s/ Thomas E. Long
Name:	Thomas E. Long
Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, a Lender and a Consenting Lender

By:	/s/ Amy Marchbanks
Name:	Amy Marchbanks
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

BANK OF AMERICA, N.A.,
as a Lender and a Consenting Lender

By:	/s/ Christopher DiBiase
Name:	Christopher DiBiase
Title:	Director

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

BARCLAYS BANK PLC,
as a Lender and a Consenting Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

CITIBANK, N.A.,
as a Lender and a Consenting Lender

By:	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender and a Consenting Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
Name:	Christopher Zybrick
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender and a Consenting Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

JPMORGAN CHASE BANK, N.A.,
as a Lender and a Consenting Lender

By:	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized Officer

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

MIZUHO BANK, LTD.,
as a Lender and a Consenting Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and a Consenting Lender

By:	/s/ Kyle T. Helfrich
Name:	Kyle T. Helfrich
Title:	Vice President

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

ROYAL BANK OF CANADA,
as a Lender and a Consenting Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

SUNTRUST BANK,
as a Lender and a Consenting Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Director

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

MUFG BANK, LTD.,
as a Lender and a Consenting Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender and a Consenting Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

BMO HARRIS BANK N.A.,
as the Joining Lender and a Consenting Lender

By:	/s/ Matthew L. Davis
Name:	Matthew L. Davis
Title:	Director

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender and a Consenting Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Megan Larson
Name:	Megan Larson
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

COMPASS BANK,
as a Lender and a Consenting Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender and a Consenting Lender

By:	/s/ David Gurghigian
Name:	David Gurghigian
Title:	Managing Director

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

FIFTH THIRD BANK,
as a Lender and a Consenting Lender

By:	/s/ Larry Hayes
Name:	Larry Hayes
Title:	Director

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

GOLDMAN SACHS BANK USA,
as a Lender and a Consenting Lender

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

HSBC BANK USA, N.A.,
as a Lender and a Consenting Lender

By:	/s/ Benjamin Halperin
Name:	Benjamin Halperin
Title:	Managing Director

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender and a Consenting Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

NATIXIS, NEW YORK BRANCH,
as a Lender and a Consenting Lender

By:	/s/ Vikram Nath
Name:	Vikram Nath
Title:	Director

By:	/s/ Ajay Prakash
Name:	Ajay Prakash
Title:	Vice President

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender and a Consenting Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as a Lender and a Consenting Lender

By:	/s/ Alfredo Brahim
Name:	Alfredo Brahim
Title:	Director

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and a Consenting Lender

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

Signature Page to Amendment No. 1 to 364-Day Credit Agreement, Joinder and Extension Agreement

(Energy Transfer Partners, L.P.)

Annex I

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Wells Fargo Bank, National Association	$47,384,615.35	4.738461535%
Bank of America, N.A.	$47,384,615.39	4.738461539%
Barclays Bank PLC	$47,384,615.39	4.738461539%
Citibank, N.A.	$47,384,615.39	4.738461539%
Credit Suisse AG, Cayman Islands Branch	$47,384,615.39	4.738461539%
Deutsche Bank AG New York Branch	$47,384,615.39	4.738461539%
JPMorgan Chase Bank, N.A.	$47,384,615.39	4.738461539%
Mizuho Bank, Ltd.	$47,384,615.39	4.738461539%
PNC Bank, National Association	$47,384,615.39	4.738461539%
Royal Bank of Canada	$47,384,615.39	4.738461539%
SunTrust Bank	$47,384,615.38	4.738461538%
MUFG Bank, Ltd.	$47,384,615.38	4.738461538%
The Toronto-Dominion Bank, New York Branch	$47,384,615.38	4.738461538%
BMO Harris Bank N.A.	$32,000,000.00	3.200000000%
Canadian Imperial Bank of Commerce, New York Branch	$32,000,000.00	3.200000000%
Compass Bank	$32,000,000.00	3.200000000%
Credit Agricole Corporate and Investment Bank	$32,000,000.00	3.200000000%
Fifth Third Bank	$32,000,000.00	3.200000000%
Goldman Sachs Bank USA	$32,000,000.00	3.200000000%
HSBC Bank USA, N.A.	$32,000,000.00	3.200000000%
Morgan Stanley Senior Funding, Inc.	$32,000,000.00	3.200000000%
Natixis, New York Branch	$32,000,000.00	3.200000000%
Sumitomo Mitsui Banking Corporation	$32,000,000.00	3.200000000%
The Bank of Nova Scotia	$32,000,000.00	3.200000000%
U.S. Bank National Association	$32,000,000.00	3.200000000%
TOTAL:	$1,000,000,000.00	100.000000000%

Annex I